UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06385

Nuveen Ohio Quality Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2015

NAZ
Nuveen Arizona Premium Income Municipal Fund

NUM
Nuveen Michigan Quality Income Municipal Fund

NUO
Nuveen Ohio Quality Income Municipal Fund

NTX
Nuveen Texas Quality Income Municipal Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	12

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	57

Statement of Operations	58

Statement of Changes in Net Assets	59

Statement of Cash Flows	61

Financial Highlights	62

Notes to Financial Statements	68

Additional Fund Information	83

Glossary of Terms Used in this Report	84

Reinvest Automatically, Easily and Conveniently	86

Board Members & Officers	87

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
April 22, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)
Nuveen Texas Quality Income Municipal Fund (NTX)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month reporting period performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. As the reporting period drew to a close, expectations were that the Fed would drop the word patient from its March post-meeting statement, in an effort to telegraph that a rate hike was likely

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

in June. The March statement (issued after the close of this reporting period) did indeed remove the word patient but also highlighted the Fed’s less optimistic view of the economy’s overall health as well as downgraded its inflation projections.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.2% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) fell 0.1% year-over-year as of January 2015 (most recent data available at the time this report was prepared), the first negative twelve-month change since October 2009. The core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of February 28, 2015, the national unemployment rate was 5.5%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.7% reported in February 2014. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.6% for the twelve months ended January 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher-yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued. More municipal bonds left the market than were added in 2014, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as the new year began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. A change in the supply-demand balance also hampered the municipal bond sector. Issuance was unusually strong in the first two months of 2015, up 72.5% compared to the same two-month period in 2014. Over the twelve months ended February 28, 2015, municipal bond issuance nationwide totaled $358.8 billion, an increase of 13% from the issuance for the twelve-month period ended February 28, 2014. Finally, divergence in economic growth and foreign central bank policies have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the twelve-month reporting period ended February 28, 2015?

Arizona’s economic recovery has surpassed the nations after experiencing a severe housing market decline. Growth in hospitality and health care has led recent improvements in the state’s employment picture. The recovery in the housing market has slowed from last year’s pace but remains a moderate driver. However, in the long term, Arizona is expected to outperform because of its strong population growth and investment in biotech, medical devices and health care. Additionally, its low business costs relative to neighboring Southern California make Arizona more attractive for new business ventures. Gains in Arizona housing prices have

6	Nuveen Investments

been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P/Case-Shiller Index, housing prices in Phoenix rose 2.6% over the twelve months ended January 2015 (most recent data available at the time this report was prepared), compared with the 20 City Composite Home Price Index increase of 4.6% nationally. In the job market, the Arizona unemployment rate dropped to a preliminary 6.5% as of February 2015, the lowest level since June 2008, down from 7.1% in February 2014. The 2015 General Fund Budget was enacted in April, totaling $9.2 billion, up 4.2% over the 2014 Enacted Budget and includes increased spending for child safety and education and protects the rainy day fund. The state joint legislative budget committee projects a structural deficit in Fiscal Year 2015, which the state plans to fill with the use of rainy day funds. At the end of Fiscal 2013, the state’s temporary one-cent sales tax, enacted in 2011, expired, resulting in budget gaps for Fiscal 2014 and Fiscal 2015. Arizona used the accumulated financial cushion generated by the sales taxes to offset these shortfalls. The newly sworn in Republican Governor, Doug Ducey, signed the 2016 General Fund Budget in March 2015 (subsequent to the close of this reporting period), totaling $9.1 billion. Once enacted it fills the Fiscal Year 2015 shortfall and a projected budget deficit for Fiscal Year 2016 through expenditure reductions, reallocation of monies from certain separate agency funds to the State’s general fund and drawing down the rainy day fund without raising taxes. The State reports it will face budgetary shortfall for Fiscal Year 2017 before becoming in balance by Fiscal Year 2018. The Arizona Supreme Court Ruled that the state did not provide inflation adjustments in school funding during Fiscal Years 2010-2013 as required under voter approved Proposition 301. It is yet unknown whether the ruling will result in a retroactive repayment of prior years’ missed payments estimated to total $1.2 billion or apply only to future years’ budgets, as the case is still being litigated. In November 2013, Moody’s affirmed Arizona’s issuer rating at Aa3 and changed its outlook for the state to positive from stable. S&P affirmed the State of Arizona’s issuer credit at AA- but revised its outlook to positive from stable on November 27, 2013. During the twelve months ended February 28, 2015, municipal issuance in Arizona totaled $6.9 billion, an increase of 84% from the twelve months ended February 28, 2014. This issuance may be attributed to a dramatic increase in refunding activity.

Michigan’s economic recovery has strengthened over the last year and though job growth overall is still behind the U.S., auto manufacturing and health care hiring are projected to remain strong through 2015. Strong domestic auto sales have incrementally bolstered growth over the past five years and an uptick in the sales of light-trucks is expected to directly benefit hiring in southeastern Michigan this year. To a large extent, the Michigan economy remained tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.5% of employment in the state, compared with 8.8% nationally. As of February 2015, Michigan’s unemployment rate was 5.9%, down from 7.8% in January 2014, and the lowest level since April 2008. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought some recuperation in the housing market. After steep gains over 2013, housing price appreciation saw continued, but slower growth. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 2.9% over the twelve months ended January 2015 (most recent data available at the time this report was prepared), compared with the national average increase of 4.6%. On the fiscal front, Michigan’s budgetary performance over the last two years has been impressive. As revenues improved, the state demonstrated a commitment to rebuild reserves. For Fiscal 2014, Michigan’s $49 billion budget was structurally balanced and did not require major expenditure cuts or borrowing. Although the state appropriated $75 million to the state’s reserve fund in Fiscal 2014, $194.8 million was withdrawn to fund the state’s contribution to the Detroit bankruptcy settlement. At year end the reserve fund balance stood at $386.2 million. Beginning in 2015 this withdrawal will be repaid with annual deposits from tobacco settlement revenues and the Fiscal 2015 budget provides for a $94 million contribution. By Fiscal Year end 2015, the reserve balance is projected to be nearly $500 million. The state’s improved financial and cash position has eliminated the need for cash flow borrowing. A modest $336 million budget gap due to revenue shortfalls is now projected for Fiscal Year 2015. This gap is expected to be closed by shifting school aid revenues and cutting about $100 million in expenditures. The governor’s proposed $54 billion budget for Fiscal 2016 represents a

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

2% spending increase. In May 2015 Michigan voters will be asked to approve a sales tax increase to generate up to $1.2 billion in new annual revenues to help fund state infrastructure and transportation needs. The governor has also proposed making a $95 million contribution to the state’s reserve fund in Fiscal 2016. The budget is expected to be adopted by the end of June. As of March 2015, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively. Both agencies revised their outlook for the state to positive in 2013. During the twelve months ended February 28, 2015, municipal issuance in Michigan totaled $10.9 billion, an increase of 91% from the twelve months ended February 28, 2014.

Ohio’s economy has been growing at a moderate rate for the past two years due to strong auto sales and increasing demand in the health care industry. As of February 2015, the state’s unemployment rate was 5.1%, compared with the national rate of 5.5%. Manufacturing is the largest of Ohio’s major employment sectors and the state continued to be a leading producer of steel and autos. Like other manufacturing-heavy states, Ohio tends to have a somewhat more cyclical economy than the nation as a whole. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The recent decline in natural gas prices has caused the number of active rotary rigs to fall sharply. Over the long term, the Utica Shale is expected to remain a growth driver for the state. The housing market in Ohio is experiencing some weakness, as it is in much of the Midwest. According to the S&P/Case-Shiller Index of prices in 20 major metropolitan areas, housing prices in Cleveland posted a year-over-year increase of 1.6% as of January 2015 (most recent data available at the time this report was prepared). On the fiscal front, Ohio has seen revenue recovery in line with its economic recovery. Fiscal year-to-date (through Feb 2015) General Fund tax receipts are 4.2% higher than the prior year-to-date collections. Income and sales taxes now make up more than half the state’s general fund revenues. In Fiscal 2013, Ohio fully funded its budget stabilization fund to its statutory maximum for the first time since 2000. The current balance in the state’s Budget Stabilization Fund is $1.47 billion, which is the maximum limit. The governor’s proposed biennium budget for Fiscal Years 2015-2016 continues a trend from prior budgets by calling for further reductions in the personal income tax rate and the taxes paid by small businesses. The reductions would be paid for in part by increases in the rates of the sales tax and cigarette tax, and a revamping of Ohio’s severance tax on oil and natural gas. As of March 2015, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2015, municipal issuance in Ohio totaled $10.9 billion, an increase of 20% compared with the twelve months ended February 28, 2014.

The economic recovery in Texas continues to outpace the national recovery and most other states. State GDP growth was largely driven by gains in the mining, real estate and professional services sectors. The state’s employment surpassed pre-recession levels in September 2011 and solid employment growth continued across all industries in 2014. The biggest year over year employment gains were seen in transportation and utility, leisure and hospitality, professional and business services. Texas’ three largest non-government employment sectors, education and health services, professional and business services, and retail trade, represented approximately 57% of the state’s workers. Strong employment and expanded labor force participation, together with positive demographic trends, created strong demand for housing and increases in the state’s housing prices and home sales. The state economy continues to exhibit elevated exposure to the mining sector, with this sector contributing 9.1% of state earnings in 2013, compared to the mining sector contributing only 1.7% of national earnings in 2013. As of February 2015, the state’s 4.3% unemployment rate was down from 5.4% in February 2014 and well below the February 2015 national unemployment rate of 5.5%. According to the S&P/Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 8.1% as of January 2015 (most recent data available at the time this report was prepared). On the fiscal front, Texas continued to benefit from strong revenue growth and the state’s Fiscal 2014-2015 biennium budget was able to restore some previous budget cuts. The 84th session of the Texas Legislature is currently in session until June 1st and is working on the Fiscal 2016-2017 budget. Texas state sales tax collections represent more than half of the state’s general revenues and Fiscal 2015 year to date collections through February 2015 were 9.8% higher than the first 6 months of Fiscal 2014. S&P upgraded its Texas general obligation (GO) rating to AAA from AA+ in December 2013, while Moody’s and Fitch rated Texas GO debt at Aaa and AAA, respectively. For the twelve months ended February 28, 2015, municipal issuance in Texas totaled $42.1 billion a 25% increase from the previous twelve months. For the most recent twelve months, Texas was ranked as the second largest state issuer only behind California.

8	Nuveen Investments

What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2015?

A backdrop of supportive technical and fundamental factors helped the municipal market rally for most of the reporting period. For the period as a whole, municipal bond prices generally rose, while interest rates declined. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

NAZ continued to focus on maintaining a bias toward longer and intermediate duration bonds while staying diversified, as well as actively seeking to minimize call risk especially toward the end of the reporting period. Additions to NAZ’s portfolio included charter school, higher education and hospital credits. NAZ also purchased Puerto Rico Sales Tax Financing Corporation (COFINA) bonds in May 2014, based on their attractive diversification, duration and yield. Due to ongoing developments in Puerto Rico, Nuveen made the decision to sell these bonds from the portfolio in July 2014.

NUM, NUO and NTX also continued to focus on buying a mix of intermediate and longer-term credits, seeking opportunities in both the new issue and secondary markets.

In Michigan, municipal issuance rose substantially for the reporting period. This increase was largely due to the refinancing of Detroit water and sewer bonds, which accounted for approximately $1.8 billion of Michigan’s $5.1 billion in issuance or almost all of the increase. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ prices. NUM participated in both the tender offer and the new issue of Detroit water and sewer bonds. During this reporting period, NUM also found value in higher education, electric utilities, dedicated tax bonds (Detroit Regional Convention Facility Authority) and local government obligation (GO) credits. NUO continued to find bonds that helped us accomplish our goals for the Fund, adding Cuyahoga County sales tax revenue bonds, water and sewer credits and electric utility bonds. NUO also sold a longer duration Buckeye Tobacco Settlement credit to buy a shorter duration credit from the same issuer with an equivalent yield. Our purchases in NTX focused on dedicated tax bonds, state GOs, airports, water and sewer, and higher education bonds. All of our bond purchases in the Michigan, Ohio and Texas Funds represented in-state paper.

In addition, we established a portfolio hedge in NUM, NUO and NTX by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that these portfolios regularly maintain a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the Funds’ overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, these swaps had a negligible impact on performance.

During this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- rating from A rating, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA- rating as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA- rated credit quality category (and a corresponding decrease in the A rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

increase in this activity during the reporting period, which provided ample cash for purchases. NAZ took an active approach to managing heightened call activity, selling some callable bond positions at the end of 2014 and in early 2015 to try to reduce the overall portfolio’s reinvestment risk. NAZ’s other notable sell during the period included the COFINA bonds described earlier. NUM sold all of its remaining uninsured Detroit water and sewer paper, uninsured Wayne County GOs (which were eliminated prior to Fitch’s downgrade of Wayne County in March 2015) and Detroit Public Schools state aid revenue bonds. NUO sold a Wittenberg University revenue bond on deteriorating credit concerns, and NTX sold a pre-refunded bond.

As of February 28, 2015, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income enhancement. For duration and cash management reasons, NUM and NUO found it advantageous to terminate several inverse floating rate trusts during this reporting period. This had the effect of modestly reducing leverage.

How did the Funds perform for the twelve-month reporting period ended February 28, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 28, 2015. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market index and Lipper classification average.

For the twelve months ended February 28, 2015, the total returns on common share NAV for these four Funds outperformed the returns for their respective state’s S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. NAZ and NUO outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while NUM and NTX underperformed this Lipper average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also was an important factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. Because these four Funds were generally overweighted in the longer segments of the municipal curve that performed best and generally underweighted in the underperforming shorter end of the curve, duration and yield curve positioning was a significant positive contributor to their performance.

During the reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. NUO and NTX were the most favorably positioned for this environment, with overweights in the stronger performing, lower rated bonds and underweights in the weaker performing, higher rated bonds contributing positively to performance. NAZ benefited from similar positioning, but gains were slightly offset by a AA-rated Puerto Rico credit that detracted from returns. For NUM, an overweight to AA-rated bonds (which underperformed) and an underweight to BB-rated bonds (which outperformed) were detrimental to performance.

The influence of sector allocation varied among the Funds during the reporting period. Although an overweight in the underper-forming housing sector was modestly disadvantageous to performance, NUO benefited from its underweight in state GO credits, a sector that underperformed, and an overweight in health care credits, a group that outperformed. For NAZ, the impact on overall returns was small, but still positive. Exposure to Tax-Supported credits, particularly dedicated tax credits hurt NAZ’s returns. Despite being underweight in transportation this sector was a positive contributor as the positions held were longer duration bonds. An overweight in the industrial development/pollution control revenue credits boosted results. Among individual credits, NAZ had

10	Nuveen Investments

positive results from a Phoenix Sky Harbor International Airport bond, two charter school bonds issued by the Phoenix Industrial Development Authority (Choice Academies Inc. and Legacy Traditional Schools), two hospital systems (John C. Lincoln Health Network and University Medical Center) and tax increment dirt bonds, which are so-called because they are secured by land values.

For NUM and NTX, sector allocation was an overall detractor from performance. Specifically, although exposure to health care helped NUM’s performance, it did not offset the negative effect of exposure to higher education and pre-refunded bonds. NTX was hurt by health care credits and an underweight in toll roads, which overwhelmed gains from its position in dedicated tax bonds.

We also continue to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. Regarding Puerto Rico, shareholders should note that NUM, NUO and NTX had sold out of their exposures to Puerto Rico debt prior to this reporting period, while NAZ had an allocation of approximately 1% throughout the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state, and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015 a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.36% of assets under management as of February 28, 2015. As of February 28, 2015, NAZs limited exposure to Puerto Rico generally was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. As described in the key strategies section earlier in this commentary, Detroit’s tender offer for the city’s water and sewer bonds in August 2014 was a positive event, resulting in beneficial savings for the city and the permanent removal of the water and sewer credits from the city’s bankruptcy case. In general, Detroit water and sewer credits rallied following these positive developments. Shareholders of NUM should note that this Fund has no exposure to Detroit general obligation bonds and is underweighted in Detroit water and sewer bonds relative to the Michigan index.

Nuveen Investments	11

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of February 28, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	35.59%	34.58%	35.20%	32.20%
Regulatory Leverage*	31.27%	32.57%	31.96%	31.03%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2015, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares		VRDP Shares
		Shares Issued	Annual	NYSE		Shares Issued		Shares Issued
	Series	at Liquidation Value	Dividend Rate	Ticker	Series	at Liquidation Value	Series	at Liquidation Value
NAZ	—	$—	—	—	2016	$79,000,000	—	$—
NUM	—	$—	—	—	2016	$159,000,000	—	$—
NUO	—	$—	—	—	—	$—	1	$148,000,000
NTX	2015	$70,920,000	2.30%	NTX PRCCL	—	$—	—	$—

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

12	Nuveen Investments

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activities and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NAZ	NUM	NUO	NTX
March 2014	$0.0655	$0.0740	$0.0800	$0.0580
April	0.0655	0.0740	0.0800	0.0580
May	0.0655	0.0740	0.0800	0.0580
June	0.0655	0.0740	0.0800	0.0580
July	0.0665	0.0740	0.0800	0.0580
August	0.0665	0.0740	0.0800	0.0580
September	0.0665	0.0705	0.0740	0.0545
October	0.0665	0.0705	0.0740	0.0545
November	0.0665	0.0705	0.0740	0.0545
December	0.0665	0.0675	0.0740	0.0545
January	0.0665	0.0675	0.0740	0.0545
February 2015	0.0665	0.0675	0.0740	0.0545

Ordinary Income Distribution*	$0.0003	$0.0002	$0.0027	$0.0010

Market Yield**	5.55%	5.85%	5.77%	4.56%
Taxable-Equivalent Yield**	8.08%	8.49%	8.46%	6.33%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.8% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of February 28, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	13

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of February 28, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Cumulatively Repurchased and Retired	—	185,000	—	—
Common Shares Authorized for Repurchase	1,155,000	2,085,000	1,850,000	1,005,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, NTX was authorized to issue an additional 950,000 common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, NTX did not sell any of its common shares through its equity shelf program.

As of June 30, 2014, NTX’s shelf offering registration statement is no longer effective, Therefore, NTX may not issue additional common shares under its equity shelf program until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of February 28, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Share NAV	$15.02	$15.80	$17.01	$15.72
Common Share Price	$14.37	$13.85	$15.40	$14.35
Premium/(Discount) to NAV	(4.33)%	(12.34)%	(9.47)%	(8.72)%
12-Month Average Premium/(Discount) to NAV	(5.79)%	(10.22)%	(6.83)%	(7.09)%

14	Nuveen Investments

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

NAZ
Nuveen Arizona Premium Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	12.01%	7.27%	5.57%
NAZ at Common Share Price	18.94%	7.30%	4.34%
S&P Municipal Bond Arizona Index	6.17%	5.27%	4.87%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper Other States Municipal Debt Funds Classification Average	11.51%	7.05%	5.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	145.5%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations
& VMTP Shares, at Liquidation Value	147.1%
Floating Rate Obligations	(1.6)%
VMTP Shares, at Liquidation Value	(45.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.8%
Health Care	17.6%
Education and Civic Organizations	16.3%
Tax Obligation/General	13.0%
Utilities	12.4%
Water and Sewer	7.6%
U.S. Guaranteed	5.4%
Other	2.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.4%
AA	39.9%
A	27.6%
BBB	8.6%
BB or Lower	2.6%
N/R (not rated)	5.9%
Total	100%

Nuveen Investments	17

NUM
Nuveen Michigan Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	11.45%	7.22%	5.59%
NUM at Common Share Price	9.48%	7.76%	3.95%
S&P Municipal Bond Michigan Index	7.35%	5.68%	4.83%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper Other States Municipal Debt Funds Classification Average	11.51%	7.05%	5.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.3%
Other Assets Less Liabilities	4.0%
Net Assets Plus Floating Rate Obligations
& VMTP Shares, at Liquidation Value	150.3%
Floating Rate Obligations	(2.0)%
VMTP Shares, at Liquidation Value	(48.3)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	26.5%
Health Care	12.3%
U.S. Guaranteed	11.8%
Tax Obligation/Limited	11.2%
Water and Sewer	11.2%
Education and Civic Organizations	9.6%
Utilities	8.1%
Other	9.3%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	20.9%
AA	63.9%
A	9.9%
BBB	1.2%
BB or Lower	3.5%
N/R (not rated)	0.6%
Total	100%

Nuveen Investments	19

NUO
Nuveen Ohio Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	12.23%	6.97%	5.77%
NUO at Common Share Price	10.79%	5.85%	4.32%
S&P Municipal Bond Ohio Index	7.07%	5.49%	4.68%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper Other States Municipal Debt Funds Classification Average	11.51%	7.05%	5.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.5%
Other Assets Less Liabilities	2.5%
Net Assets Plus VRDP Shares, at
Liquidation Value	147.0%
VRDP Shares, at Liquidation Value	(47.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	21.8%
Tax Obligation/General	20.5%
Tax Obligation/Limited	20.4%
U.S. Guaranteed	9.3%
Water and Sewer	8.2%
Education and Civic Organizations	5.7%
Other	14.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.7%
AA	48.9%
A	19.2%
BBB	5.7%
BB or Lower	4.2%
N/R (not rated)	0.3%
Total	100%

Nuveen Investments	21

NTX
Nuveen Texas Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2015

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	10.81%	6.63%	5.57%
NTX at Common Share Price	11.07%	3.21%	4.44%
S&P Municipal Bond Texas Index	6.57%	5.36%	5.04%
S&P Municipal Bond Index	6.47%	5.19%	4.75%
Lipper Other States Municipal Debt Funds Classification Average	11.51%	7.05%	5.44%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.1%
Other Assets Less Liabilities	3.4%
Net Assets Plus Floating Rate Obligations
& MTP Shares, at Liquidation Value	147.5%
Floating Rate Obligations	(2.5)%
MTP Shares, at Liquidation Value	(45.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.4%
Transportation	11.8%
Water and Sewer	11.1%
U.S. Guaranteed	11.1%
Utilities	11.0%
Tax Obligation/Limited	10.6%
Education and Civic Organizations	10.4%
Health Care	7.5%
Other	5.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.9%
AA	34.5%
A	20.7%
BBB	15.9%
BB or Lower	1.6%
N/R (not rated)	0.4%
Total	100%

Nuveen Investments	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Arizona Premium Income Municipal Fund
Nuveen Michigan Quality Income Municipal Fund
Nuveen Ohio Quality Income Municipal Fund
Nuveen Texas Quality Income Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund and Nuveen Texas Quality Income Municipal Fund (the “Funds”) as of February 28, 2015, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through February 28, 2014, were audited by other auditors whose report dated April 25, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
April 28, 2015

24	Nuveen Investments

NAZ
Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.5% (100.0% of Total Investments)
	Consumer Staples – 0.6% (0.4% of Total Investments)
$1,010	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/15 at 100.00	BBB+	$1,012,555
	Education and Civic Organizations – 23.7% (16.3% of Total Investments)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	No Opt. Call	AA	3,933,131
2,815	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	3,199,951
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 2015-XF0053, 18.007%, 6/01/20 (IF)	No Opt. Call	Aa2	3,400,387
1,400	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2013, 5.000%, 8/01/21	No Opt. Call	Aa3	1,678,376
	Arizona State University, System Revenue Bonds, Series 2005:
2,705	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	2,750,201
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	762,503
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	2,231,620
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	4,236,453
1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	2,131,631
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	1,000,600
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	952,173
755	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	B+	707,684
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44	7/24 at 100.00	N/R	574,105
585	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	624,751
745	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	767,074
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A	3,998,547
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	210,256
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	734,734
1,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	6/15 at 100.00	BBB	1,002,130
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40	6/19 at 100.00	BB+	781,356
200	6.100%, 6/01/45	6/19 at 100.00	BB+	210,208
655	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB+	665,133

Nuveen Investments	25

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	$1,058,520
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	880,386
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	296,303
1,350	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34	9/15 at 100.00	BB+	1,351,836
825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	975,101
36,860	Total Education and Civic Organizations			41,115,150
	Health Care – 25.5% (17.6% of Total Investments)
3,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	3,757,845
7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	8,442,781
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	1,349,448
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	5,519,577
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A:
2,280	5.000%, 12/01/39	12/24 at 100.00	A2	2,571,658
2,500	5.000%, 12/01/42	12/24 at 100.00	A2	2,806,575
7,560	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	8,042,706
120	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A, 6.375%, 11/15/15	5/15 at 100.00	AA+	120,560
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,257,178
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005:
1,415	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB	1,434,909
1,160	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB	1,174,512
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	Baa2	3,059,373
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19	No Opt. Call	Baa2	223,472
800	5.000%, 7/01/20	No Opt. Call	Baa2	900,528
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	232,149
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	1,121,700
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,170,230
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,153,800
40,480	Total Health Care			44,339,001

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.8% (0.6% of Total Investments)
$550	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	$555,869
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	851,292
1,330	Total Long-Term Care			1,407,161
	Tax Obligation/General – 19.0% (13.0% of Total Investments)
2,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	3,144,800
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
1,000	5.000%, 7/01/26	7/24 at 100.00	AA–	1,197,040
525	5.000%, 7/01/27	7/24 at 100.00	AA–	623,411
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,372,532
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,142,450
1,020	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured	No Opt. Call	AA	1,088,401
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	924,343
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 – AGM Insured	7/18 at 100.00	Aa3	1,331,940
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	Aa2	1,430,360
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,662,659
1,000	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds, Series 2011B, 5.375%, 7/01/29	7/21 at 100.00	A+	1,123,260
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	3,312,893
1,750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A+	2,005,728
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series 2008C, 5.250%, 7/01/28	7/18 at 100.00	A	5,056,114
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,503,487
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,557,431
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,947,144
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	785,899
665	4.500%, 7/01/34	7/24 at 100.00	AA–	728,135
28,865	Total Tax Obligation/General			32,938,027
	Tax Obligation/Limited – 36.1% (24.8% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,503,024
	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A:
1,275	5.000%, 7/01/16	No Opt. Call	AA+	1,356,052
1,025	5.000%, 7/01/36	7/21 at 100.00	AA+	1,167,988
	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	383,806
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,183,410

Nuveen Investments	27

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$612	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	$613,848
498	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	527,447
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007:
429	5.700%, 7/01/27	1/17 at 100.00	N/R	440,356
461	5.800%, 7/01/32	1/17 at 100.00	N/R	472,202
662	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/15 at 100.00	N/R	664,059
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	1,724,595
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	567,661
200	5.125%, 1/01/42	1/22 at 100.00	A	221,028
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,645,395
1,550	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	AA–	1,647,201
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA	258,333
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,624,928
2,862	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	2,909,366
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32	7/17 at 100.00	N/R	701,318
1,160	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB–	1,278,065
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	341,952
1,500	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/31	7/16 at 100.00	N/R	1,516,815
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32	7/17 at 100.00	N/R	1,024,660
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	403,680
1,010	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,195,173
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A	2,743,900
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	636,678
2,095	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	4/15 at 100.00	BBB–	2,098,059
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA–	1,159,590
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,186,979
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22	No Opt. Call	AA+	1,237,130

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
$1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	$1,587,572
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,370,564
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	3,743,280
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36	7/20 at 100.00	AAA	5,723,900
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	7/17 at 100.00	N/R	1,633,444
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	4,543,440
1,750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,922,358
3,145	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1	3,186,105
1,508	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,545,112
1,000	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31	7/16 at 100.00	N/R	1,011,210
57,337	Total Tax Obligation/Limited			62,701,683
	Transportation – 2.7% (1.9% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	198,329
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,025,582
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,492,783
4,180	Total Transportation			4,716,694
	U.S. Guaranteed – 7.9% (5.4% of Total Investments) (5)
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (5)	1,470,082
1,840	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	1,907,712
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	3,313,714
2,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	2,431,301
730	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	772,289
665	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA (5)	707,228
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (5)	697,700
1,045	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24 (Pre-refunded 4/23/15)	4/15 at 100.00	BBB– (5)	1,045,167
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/21 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	1,425,090
12,760	Total U.S. Guaranteed			13,770,283

Nuveen Investments	29

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 18.1% (12.4% of Total Investments)
$1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	$1,611,326
	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001:
1,000	5.250%, 10/01/15	No Opt. Call	AA	1,030,290
1,500	5.250%, 10/01/17	No Opt. Call	AA	1,676,175
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	Aa3	4,887,971
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	410,267
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	2,015,766
2,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2005A, 5.000%, 1/01/35	No Opt. Call	Aa1	2,076,260
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 09-9W, 17.767%, 1/01/38 (IF) (4)	1/18 at 100.00	Aa1	3,459,100
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A–	5,437,530
5,665	5.000%, 12/01/37	No Opt. Call	A–	6,552,309
2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	2,243,418
27,510	Total Utilities			31,400,412
	Water and Sewer – 11.1% (7.6% of Total Investments)
500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA	579,845
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,006,518
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	583,385
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	AA–	3,329,757
500	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	569,025
2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	2,329,100
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding Bonds, Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,545,988
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,304,430
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	1,349,288
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	1,774,995
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA–	1,210,810

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$990	4.700%, 4/01/22	4/15 at 100.00	A	$994,029
1,970	4.900%, 4/01/32	4/17 at 100.00	A	2,023,170
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	611,955
16,745	Total Water and Sewer			19,212,295
$227,077	Total Long-Term Investments (cost $231,298,587)			252,613,261
	Floating Rate Obligations – (1.6)%			(2,755,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (45.5)% (6)			(79,000,000)
	Other Assets Less Liabilities – 1.6%			2,789,882
	Net Assets Applicable to Common Shares – 100%			$173,648,143

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

NUM
Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.3% (100.0% of Total Investments)
	Consumer Staples – 4.5% (3.1% of Total Investments)
$7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/17 at 100.00	B–	$6,296,209
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	8,571,977
15,750	Total Consumer Staples			14,868,186
	Education and Civic Organizations – 14.1% (9.6% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,401,243
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	B+	743,560
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B–	915,623
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	584,665
805	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	855,908
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	3/15 at 100.00	N/R	1,687,342
1,170	5.000%, 9/01/26 – AMBAC Insured	3/15 at 100.00	N/R	1,170,304
240	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	241,961
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	5,639,000
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA+	8,884,729
3,175	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	3,547,459
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,615,320
5,000	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/35 – AGM Insured	No Opt. Call	AA	5,566,200
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	AA–	4,178,891
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A1	585,380
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	854,475
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,772,665
42,065	Total Education and Civic Organizations			46,244,725
	Health Care – 18.0% (12.3% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,412,680
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA	1,992,402
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	6,143,115
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,176,920

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/33	8/24 at 100.00	A1	$2,019,552
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39	No Opt. Call	BBB	5,893,378
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A1	4,465,030
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A1	1,150,750
1,000	5.000%, 11/01/26	No Opt. Call	A1	1,144,060
3,750	5.000%, 11/01/42	11/22 at 100.00	A1	4,043,138
3,000	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,241,770
9,650	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	10,841,582
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A–	171,227
7,300	5.750%, 11/15/39	11/19 at 100.00	A–	8,289,880
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2006A, 5.250%, 11/15/46	11/16 at 100.00	A–	2,098,100
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	1,088,220
53,365	Total Health Care			59,171,804
	Housing/Multifamily – 4.4% (3.0% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA	2,929,125
695	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	4/15 at 100.00	AA	702,207
1,055	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	4/15 at 100.00	AA	1,057,511
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,395	3.375%, 11/01/16 (Alternative Minimum Tax)	11/15 at 100.00	AA	1,411,433
1,405	3.875%, 11/01/17 (Alternative Minimum Tax)	11/15 at 100.00	AA	1,421,593
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,321,091
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,949,538
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,797,450
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 4.000%, 10/01/42	No Opt. Call	AA	1,008,590
14,075	Total Housing/Multifamily			14,598,538
	Housing/Single Family – 0.9% (0.6% of Total Investments)
2,495	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	2,660,843
380	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	397,784
2,875	Total Housing/Single Family			3,058,627

Nuveen Investments	33

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 38.8% (26.5% of Total Investments)
$2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	$2,717,091
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	2,426,270
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	107,560
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,037,660
500	4.000%, 5/01/33	5/21 at 100.00	AA–	518,050
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,298,258
7,740	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	8,271,738
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	1,017,371
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,392,924
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,527,370
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
1,040	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,151,197
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,914,836
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,118,990
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,851,744
4,850	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA	5,279,856
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	6,759,728
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,188,200
100	0.000%, 12/01/27	No Opt. Call	AAA	70,202
5,305	0.000%, 12/01/29	No Opt. Call	AAA	3,450,637
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	945,630
2,000	5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	2,176,200
3,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 AGM Insured	5/16 at 100.00	AA	3,358,742
	Lake Saint Claire, Macomb County, Michigan, Clean water Drainage District General Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,183,970
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,196,287
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	2,628,196
2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	AA	2,321,352
1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	2,009,642
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	4,794,360
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	1,147,080
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	AA–	2,990,775
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38 – BAM Insured	5/24 at 100.00	AA	3,424,623

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	AA	$1,483,250
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	7,352,369
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA	1,108,503
5,785	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, 4.750%, 5/01/36 – AGM Insured	5/17 at 100.00	AA	5,973,186
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	AA	827,715
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,740,504
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	708,205
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	581,998
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	883,264
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	573,525
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	AA	1,007,930
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	AA	2,305,044
625	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/20	No Opt. Call	Aa2	732,675
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	1,611,031
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA	400,110
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	AA	3,951,504
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/26 (WI/DD, Settling 3/25/15)	5/25 at 100.00	AA	669,746
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building & Site, Series 2008:
1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	AA	1,219,102
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA	2,361,324
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/40	11/23 at 100.00	Aa2	1,819,248
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	6/15 at 100.00	AA–	1,505,385
5,000	5.000%, 12/01/21 – NPFG Insured	6/15 at 100.00	AA–	5,015,900
6,125	5.000%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA–	6,141,721
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	AA–	2,028,686
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA	1,599,726
123,070	Total Tax Obligation/General			127,878,190

Nuveen Investments	35

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 16.4% (11.2% of Total Investments)
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
$560	5.000%, 10/01/28	10/21 at 100.00	AA	$630,823
500	5.000%, 10/01/30	10/21 at 100.00	AA	562,280
500	5.000%, 10/01/31	10/21 at 100.00	AA	561,960
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,049,900
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
1,240	5.000%, 10/01/20	10/19 at 100.00	AA–	1,409,644
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,358,220
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,410,402
4,730	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	5,029,031
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
1,600	5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,643,392
2,135	5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,194,801
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	4,022,760
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	4,084,112
1,500	0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	AA–	708,030
8,040	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AA–	8,524,973
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,297,802
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	2,032,398
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,845,943
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,217,791
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,231,931
57,135	Total Tax Obligation/Limited			53,816,193
	Transportation – 3.8% (2.6% of Total Investments)
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,270,670
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,345	5.000%, 12/01/23	No Opt. Call	A	2,754,343
4,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	4,453,360
10,845	Total Transportation			12,478,373
	U.S. Guaranteed – 17.2% (11.8% of Total Investments) (4)
	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/25 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	Aa2 (4)	1,008,720
2,250	5.000%, 5/01/26 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	Aa2 (4)	2,269,620
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA– (4)	930,262
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	1,352,278
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa2 (4)	1,744,644
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	249,000
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (4)	201,714

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$830	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (4)	$854,062
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+ (4)	4,799,360
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	5/15 at 100.00	Aaa	3,428,523
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	429,467
1,600	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,616,816
835	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	843,776
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
4,435	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	4,481,612
2,680	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	2,708,167
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	AA– (4)	1,608,924
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 (Pre-refunded 8/01/17) – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,755,163
5,620	5.000%, 8/01/30 (Pre-refunded 8/01/17) – NPFG Insured (UB)	8/17 at 100.00	Aaa	6,144,009
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (4)	4,410,442
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,879,290
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	Aa2 (4)	3,202,686
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	AA (4)	1,669,399
1,930	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/34 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	AA– (4)	1,946,733
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – NPFG Insured	5/17 at 100.00	Aa2 (4)	1,682,959
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 (Pre-refunded 5/01/16) – NPFG Insured	5/16 at 100.00	Aa1 (4)	2,402,150
53,050	Total U.S. Guaranteed			56,619,776
	Utilities – 11.9% (8.1% of Total Investments)
6,020	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/39	No Opt. Call	AA	6,776,531
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28	7/18 at 100.00	AA–	432,541
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	9,070,628
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
1,700	18.446%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	2,523,072
1,110	18.446%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,647,418
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	2,117,968
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,880,169

Nuveen Investments	37

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011:
$1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	$2,010,149
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,255,426
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,453,110
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	324,829
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,693,562
33,760	Total Utilities			39,185,403
	Water and Sewer – 16.3% (11.2% of Total Investments)
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
1,085	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	AA–	1,096,154
135	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	135,923
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	464,648
305	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	AA–	306,049
10,100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA	10,377,346
190	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	195,217
175	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	179,641
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	AA+	1,168,700
1,000	5.000%, 1/01/33	1/24 at 100.00	AA+	1,167,000
1,000	5.000%, 1/01/34	1/24 at 100.00	AA+	1,163,600
1,855	5.000%, 1/01/44	1/24 at 100.00	AA+	2,128,835
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	1,301,348
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,908,456
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,664,055
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,348,344
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,327,320
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,317,360
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013:
1,945	5.000%, 10/01/22	No Opt. Call	AAA	2,386,457
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,854,464
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AAA	2,386,980
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	4/15 at 100.00	AAA	582,332
170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	174,847

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/26	No Opt. Call	AAA	$459,880
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	4/15 at 100.00	AAA	90,358
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
500	5.000%, 10/01/23	10/17 at 100.00	AAA	554,535
2,000	5.000%, 10/01/24	10/17 at 100.00	AAA	2,219,220
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	AA	8,750,336
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A	549,875
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,709,880
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	AA–	775,047
48,740	Total Water and Sewer			53,744,207
$454,730	Total Long-Term Investments (cost $447,565,543)			481,664,022
	Floating Rate Obligations – (2.0)%			(6,625,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.3)% (6)			(159,000,000)
	Other Assets Less Liabilities – 4.0% (7)			13,192,864
	Net Assets Applicable to Common Shares – 100%			$329,231,886

Nuveen Investments	39

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Investments in Derivatives as of February 28, 2015
Credit Default Swaps outstanding:

			Current						Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate		Termination		Appreciation
Counterparty	Referenced Entity	Protection (8)	Spread (9)	Amount	(Annualized	)	Date	Value	(Depreciation	)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	26.5-29.0%	$2,250,000	5.000%		9/20/19	$613,828	$106,483
Goldman Sachs	Commonwealth of Puerto Rico	Buy	26.75-29.25%	1,700,000	5.000		12/20/19	477,822	80,869
				$3,950,000				$1,091,650	$187,352

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.0%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)
The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

40	Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.5% (100.0% of Total Investments)
	Consumer Staples – 4.5% (3.1% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	Aa1	$418,500
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
15,035	5.125%, 6/01/24	6/17 at 100.00	B–	12,919,724
1,085	5.875%, 6/01/47	6/17 at 100.00	B	902,080
16,520	Total Consumer Staples			14,240,304
	Education and Civic Organizations – 8.2% (5.7% of Total Investments)
4,375	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA	5,121,988
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	148,528
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,206,940
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	506,443
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,053,040
3,150	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	3,303,941
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,580,107
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	140,382
590	5.000%, 11/01/32	5/22 at 100.00	AA	675,916
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2013, 5.000%, 12/01/43	12/22 at 100.00	A	5,599,350
2,250	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	2,398,860
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,066,556
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,128,650
23,425	Total Education and Civic Organizations			25,930,701
	Health Care – 31.5% (21.8% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	A1	3,299,640
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	2,215,844
3,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	A–	4,018,490
6,575	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	A3	6,812,358
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,584,632

Nuveen Investments	41

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
$250	5.000%, 11/01/34	11/19 at 100.00	Aa2	$281,303
2,615	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,965,122
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40	11/18 at 100.00	Aa2	2,701,069
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	281,010
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.436%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	5,591,398
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	3,866,936
1,865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	A3	2,108,961
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA	98,741
40	5.125%, 11/15/40	11/18 at 100.00	AA	43,957
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	4,807,047
1,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A	1,575,600
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	890,389
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
3,700	5.000%, 5/01/30	5/15 at 100.00	A+	3,711,322
2,500	5.000%, 5/01/32	5/15 at 100.00	A+	2,505,100
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	6,328,077
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	1/17 at 100.00	AA+	101,802
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,290,370
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	263,203
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38	1/22 at 100.00	Aa2	1,233,727
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
1,500	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,731,420
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,707,355
8,050	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	9,103,343
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
875	20.338%, 1/01/17 (IF)	No Opt. Call	Aa2	1,212,995
5,350	20.455%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,150,190
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,138,320
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,272,140

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
$1,425	5.750%, 12/01/28	12/18 at 100.00	A–	$1,628,205
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,573,845
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA	1,136,350
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,635	5.000%, 12/01/37	No Opt. Call	Baa2	2,770,544
4,920	5.000%, 12/01/42	No Opt. Call	Baa2	5,146,566
87,395	Total Health Care			99,147,371
	Housing/Multifamily – 2.7% (1.9% of Total Investments)
1,325	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	8/15 at 100.00	N/R	1,327,637
670	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/15 at 100.00	Aaa	671,427
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,699,712
1,180	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	A1	1,205,913
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aa1	3,551,195
8,165	Total Housing/Multifamily			8,455,884
	Industrials – 2.3% (1.6% of Total Investments)
2,055	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/15 at 100.00	BBB+	2,063,302
680	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	694,695
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	4,426,697
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	52,496
7,830	Total Industrials			7,237,190
	Long-Term Care – 1.1% (0.8% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	975,094
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,457,784
3,115	Total Long-Term Care			3,432,878
	Materials – 0.7% (0.4% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,054,220
	Tax Obligation/General – 29.6% (20.5% of Total Investments)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
1,140	5.000%, 12/01/26	6/22 at 100.00	Aaa	1,345,052
2,545	5.000%, 12/01/28	6/22 at 100.00	Aaa	2,960,395
1,605	5.000%, 12/01/29	6/22 at 100.00	Aaa	1,861,784
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2012A:
1,960	5.000%, 12/01/31	12/20 at 100.00	Aa2	2,264,525
875	5.000%, 12/01/32	12/20 at 100.00	Aa2	1,010,949

Nuveen Investments	43

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	$2,285,620
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A2	1,291,004
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	2,961,703
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	3,870,647
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	2,065,326
	Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2007:
3,355	5.000%, 12/01/27	12/17 at 100.00	AAA	3,705,967
1,840	5.000%, 12/01/28	12/17 at 100.00	AAA	2,028,361
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,487,669
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,812,549
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	627,694
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,528,914
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,552,979
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA	13,735,318
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	AA–	7,097,649
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	1,907,237
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	AA	2,916,558
1,130	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA	1,170,511
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,609,293
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,682,145
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	1,581,582
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	810,913
2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2013, 4.000%, 12/01/43	12/22 at 100.00	AA+	2,567,075
985	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – NPFG Insured	12/15 at 100.00	AA–	1,016,047
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	2,559,992
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	517,675
1,000	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/28	5/22 at 100.00	AAA	1,170,470
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	3,600,690

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	$5,520,800
2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	2,557,283
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	AA	1,899,990
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/15 at 100.00	Aaa	70,338
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AA	757,967
87,475	Total Tax Obligation/General			93,410,671
	Tax Obligation/Limited – 29.4% (20.4% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,527,504
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,747,514
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,832,976
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1, 5.000%, 11/15/38	11/23 at 100.00	AA	3,427,410
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36	12/19 at 100.00	BBB	508,645
6,750	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	Aa2	7,796,453
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,153,897
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,675,233
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,179,230
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,111,736
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	330,480
5,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	5,170,750
10,350	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aaa	11,910,159
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27	12/21 at 100.00	AAA	1,215,575
1,090	5.250%, 12/01/28	12/21 at 100.00	AAA	1,303,422
760	5.250%, 12/01/30	12/21 at 100.00	AAA	903,283
600	5.000%, 12/01/31	12/21 at 100.00	AAA	698,838
7,250	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,729,660
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	3,468,609
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	5,620,650
1,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	1,806,963
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	23,281,286

Nuveen Investments	45

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	$1,153,420
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,961,334
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,421,316
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012:
765	5.000%, 12/01/24	No Opt. Call	Aa3	870,731
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	908,555
84,650	Total Tax Obligation/Limited			92,715,629
	Transportation – 5.3% (3.6% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A–	2,369,429
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,665,690
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	4,034,007
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	A+	2,365,249
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Series 2013A-2:
11,250	0.000%, 2/15/38	No Opt. Call	A+	4,434,300
5,000	0.000%, 2/15/40	No Opt. Call	A+	1,751,900
25,500	Total Transportation			16,620,575
	U.S. Guaranteed – 13.5% (9.3% of Total Investments) (6)
4,705	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (6)	5,325,401
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (6)	142,868
3,000	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	Aa1 (6)	3,038,130
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	135,076
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	300,850
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	196,474
	Cincinnati City School District, Ohio, Certificates of Participation, School Improvement Project, Series 2006:
95	5.000%, 12/15/32 (Pre-refunded 12/15/16) – AGM Insured	12/16 at 100.00	AA (6)	102,823
30	5.000%, 12/15/32 (Pre-refunded 12/15/16) – AGM Insured	12/16 at 100.00	AA (6)	32,459
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Student Housing Facility Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	N/R (6)	1,188,335
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa2 (6)	1,210,284
2,620	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32 (Pre-refunded 12/01/15)	12/15 at 100.00	AA+ (6)	2,725,953
1,850	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa1 (6)	1,918,358
3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	Aa1 (6)	3,242,280

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
$1,010	5.000%, 12/01/25 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	$1,130,311
775	5.000%, 12/01/30 (Pre-refunded 12/01/17) – FGIC Insured	12/17 at 100.00	Aa2 (6)	867,318
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,013,410
1,885	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (6)	1,954,802
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)	6/17 at 100.00	Aa1 (6)	1,099,890
2,680	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	2,779,240
1,595	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	1,602,385
2,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured	4/15 at 100.00	AA (6)	2,009,260
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (6)	3,452,700
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,383,748
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,225	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,240,692
275	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	278,523
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (6)	567,110
2,300	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	N/R (6)	2,488,876
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
685	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	802,416
315	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa3 (6)	368,994
39,765	Total U.S. Guaranteed			42,598,966
	Utilities – 3.9% (2.7% of Total Investments)
	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA	54,623
295	5.250%, 2/15/43	2/18 at 100.00	A1	323,857
1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,696,515
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	1,233,440
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	AA–	3,397,511
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	AA–	976,560
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	1,681,155
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,299,388
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	AA–	591,204
17,370	Total Utilities			12,254,253

Nuveen Investments	47

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.8% (8.2% of Total Investments)
$8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	$9,384,151
865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	946,812
	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,958,150
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,317,682
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	Aa1	2,285,061
1,015	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	1,165,129
1,275	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/31	12/24 at 100.00	AA+	1,514,267
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	A1	1,255,807
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,242,850
1,670	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,808,276
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	245,896
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA+	2,286,160
4,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/23	No Opt. Call	AAA	4,985,600
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	977,612
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	714,475
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,259,137
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	808,132
32,150	Total Water and Sewer			37,155,197
$435,360	Total Long-Term Investments (cost $418,813,528)			455,253,839
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.0)% (7)			(148,000,000)
	Other Assets Less Liabilities – 2.5% (8)			7,887,895
	Net Assets Applicable to Common Shares – 100%			$315,141,734

48	Nuveen Investments

Investments in Derivatives as of February 28, 2015
Credit Default Swaps outstanding:

			Current						Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate		Termination		Appreciation
Counterparty	Referenced Entity	Protection (9)	Spread (10)	Amount	(Annualized	)	Date	Value	(Depreciation	)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	26.75-29.25%	$3,850,000	5.000%		12/20/19	$1,082,126	$197,460

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)
The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

NTX
Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.1% (100.0% of Total Investments)
	Consumer Discretionary – 3.0% (2.1% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
$1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	$1,536,638
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,017,910
2,200	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,229,436
4,650	Total Consumer Discretionary			4,783,984
	Education and Civic Organizations – 14.9% (10.4% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2015A, 5.000%, 7/01/28 (WI/DD, Settling 4/02/15)	7/24 at 100.00	AAA	3,009,800
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,463,620
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
2,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,999,880
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	999,940
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	1,111,320
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,080,110
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A–	1,145,630
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,211,290
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 – AGM Insured	8/20 at 100.00	AA	2,297,200
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue Financing System Bonds, Series 2013, 5.000%, 2/15/36	2/21 at 100.00	AA	2,278,280
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	8/15 at 103.00	BBB–	206,478
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,181,677
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,241,943
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,302,255
21,390	Total Education and Civic Organizations			23,529,423
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,111,160
	Health Care – 10.9% (7.5% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	1,105,060
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	1,303,439
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39	8/19 at 100.00	Aa2	2,313,380

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	$1,010,874
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A2	573,931
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40	8/20 at 100.00	Aa3	1,421,875
1,590	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	1,847,039
2,510	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/42	11/17 at 100.00	AA	2,703,220
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	1,802,336
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	723,646
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,328,570
15,770	Total Health Care			17,133,370
	Housing/Multifamily – 2.1% (1.4% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,291,300
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007:
865	5.000%, 7/01/27	7/17 at 100.00	BBB	900,560
600	5.000%, 7/01/37	7/17 at 100.00	BBB	620,268
1,465	Total Long-Term Care			1,520,828
	Tax Obligation/General – 30.8% (21.4% of Total Investments)
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/38	2/18 at 100.00	AAA	441,012
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA	1,816,911
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,721,340
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA–	1,121,140
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,096,973
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39	8/18 at 22.64	AA	1,811,520
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	591,759
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39	2/24 at 100.00	Aaa	1,566,666
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/34	8/24 at 100.00	AA–	3,111,453
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/36	8/17 at 33.01	AAA	318,080
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34	8/19 at 100.00	AAA	414,516
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2013A, 5.000%, 2/15/43	No Opt. Call	AAA	1,544,171
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,977,570

Nuveen Investments	51

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
$1,000	5.750%, 12/01/33	12/25 at 100.00	Baa2	$1,126,090
1,000	6.125%, 12/01/38	12/25 at 100.00	Baa2	1,129,580
1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/23	8/15 at 100.00	AAA	1,032,715
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	AA+	1,709,295
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34	2/18 at 100.00	Aaa	2,226,940
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	769,415
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	217,501
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,134,964
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,191,201
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	2,285,420
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	AAA	2,319,720
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34	4/24 at 100.00	AAA	2,351,060
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A, 5.000%, 4/01/33 – FGIC Insured (UB)	4/17 at 100.00	AAA	5,426,550
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (UB)	4/18 at 100.00	AAA	1,116,470
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	3,268,785
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	8/15 at 68.26	AAA	30,072
45	0.000%, 8/15/24	8/15 at 61.20	AAA	26,964
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
240	0.000%, 8/15/43	8/15 at 23.11	AAA	54,576
240	0.000%, 8/15/44	8/15 at 21.88	AAA	51,646
65	0.000%, 8/15/45	8/15 at 20.76	AAA	13,272
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/45 (WI/DD, Settling 3/05/15)	8/25 at 44.15	Aaa	2,597,400
61,600	Total Tax Obligation/General			48,612,747
	Tax Obligation/Limited – 15.3% (10.6% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA	1,132,100
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/36	12/24 at 100.00	AA+	1,380,132
3,315	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AA+	3,534,287
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.500%, 9/01/36	No Opt. Call	N/R	533,375
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,571,590

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	$205,929
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	94,479
260	0.000%, 11/15/33 – NPFG Insured	11/31 at 88.44	AA–	109,096
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	806,957
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	390,935
4,270	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	1,293,767
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	643,264
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/34	11/24 at 100.00	A3	452,208
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	906,234
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	381,520
1,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30	No Opt. Call	A2	1,548,945
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	1,139,886
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	697,265
250	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014, 7.150%, 9/01/37	3/18 at 103.00	N/R	262,813
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31	9/21 at 100.00	AA+	3,505,590
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,406,840
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29	9/19 at 100.00	BBB	1,111,880
32,930	Total Tax Obligation/Limited			24,109,092
	Transportation – 17.0% (11.8% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,370,440
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB	1,153,674
2,205	0.000%, 1/01/37	No Opt. Call	BBB	824,053
2,160	0.000%, 1/01/38	No Opt. Call	BBB	769,673
1,000	0.000%, 1/01/40	No Opt. Call	BBB	320,100
665	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB–	727,151
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,101,630
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	1,308,004
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,824,492
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C, 5.000%, 8/15/31	No Opt. Call	AA	1,345,936
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A	2,225,580
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	3,294,627
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	117,201
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,316,180

Nuveen Investments	53

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$395	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40	1/18 at 100.00	A2	$439,576
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	361,676
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	AA–	251,393
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	1,067,375
950	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,052,173
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,860,975
30,970	Total Transportation			26,731,909
	U.S. Guaranteed – 16.0% (11.1% of Total Investments) (4)
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/36 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	2,092,560
3,455	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A2 (4)	3,541,030
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series 2006A, 5.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 100.00	AAA	1,217,132
4,625	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007, 5.000%, 12/01/36 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa2 (4)	5,000,224
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29 (Pre-refunded 3/01/18)	3/18 at 100.00	AA+ (4)	1,134,100
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16) – FGIC Insured	2/16 at 100.00	AA+ (4)	3,782,664
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	30,506
	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008:
25	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	25,306
40	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	40,482
1,785	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A2 (4)	1,806,813
1,000	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 5.500%, 2/15/32 (Pre-refunded 2/15/17)	2/17 at 100.00	Baa3 (4)	1,097,320
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,244,730
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)	12/17 at 100.00	Aaa	3,052,525
410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	491,996
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,260	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	290,984
1,260	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	275,373
360	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	74,660
25,550	Total U.S. Guaranteed			25,198,405
	Utilities – 15.8% (11.0% of Total Investments)
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	3,364,318
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	4/15 at 100.00	C	121,600
1,545	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A+	1,579,701
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,166,920
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	3,309,420

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/36	5/22 at 100.00	A1	$1,285,539
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A1	2,251,520
150	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	5/15 at 100.00	A1	151,623
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	Baa1	1,729,170
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,164,490
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
770	5.625%, 12/15/17	No Opt. Call	A–	830,853
3,000	6.250%, 12/15/26	No Opt. Call	A–	3,742,228
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	1,152,890
	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	711,130
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,108,880
325	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	8/15 at 100.00	AAA	326,378
24,615	Total Utilities			24,996,660
	Water and Sewer – 16.0% (11.1% of Total Investments)
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	AA	1,782,900
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40	5/20 at 100.00	A+	2,917,025
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,837,000
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013, 5.000%, 7/15/43	7/23 at 100.00	A1	2,254,980
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,273,640
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
100	5.000%, 8/15/22 – AMBAC Insured	8/15 at 100.00	Aa1	100,403
105	5.000%, 8/15/23 – AMBAC Insured	8/15 at 100.00	Aa1	105,423
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40	3/20 at 100.00	AA–	4,634,880
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	791,643
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien Refunding Series 2013, 5.000%, 12/15/33	12/22 at 100.00	AA–	4,401,828
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B, 5.000%, 5/15/34	5/25 at 100.00	AA	3,106,620
21,990	Total Water and Sewer			25,206,342
$245,930	Total Long-Term Investments (cost $209,619,780)			227,225,220
	Floating Rate Obligations – (2.5)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (45.0)% (6)			(70,920,000)
	Other Assets Less Liabilities – 3.4% (7)			5,298,972
	Net Assets Applicable to Common Shares – 100%			$157,644,192

Nuveen Investments	55

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2015

Investments in Derivatives as of February 28, 2015
Credit Default Swaps outstanding:

			Current						Unrealized
		Buy/Sell	Credit	Notional	Fixed Rate		Termination		Appreciation
Counterparty	Referenced Entity	Protection (8)	Spread (9)	Amount	(Annualized	)	Date	Value	(Depreciation	)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	28.5-30.0%	$1,830,000	5.000%		12/20/19	$514,361	$94,558

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.2%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)
The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
	Assets and Liabilities	February 28, 2015

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Assets
Long-term investments, at value (cost $231,298,587, $447,565,543, $418,813,528 and $209,619,780, respectively)	$252,613,261		$481,664,022		$455,253,839		$227,225,220
Cash	1,300,225		10,493,167		2,876,694		3,984,734
Credit default swaps premiums paid	—		904,298		884,666		419,803
Unrealized appreciation on credit default swaps	—		187,352		197,460		94,558
Receivable for:
Interest	2,513,716		6,074,540		5,150,166		2,464,623
Investments sold	—		—		—		4,529,313
Deferred offering costs	86,876		135,217		280,943		223,891
Other assets	1,157		31,499		129,790		969
Total assets	256,515,235		499,490,095		464,773,558		238,943,111
Liabilities
Floating rate obligations	2,755,000		6,625,000		—		3,960,000
Payable for:
Common share dividends	747,784		1,309,508		1,256,132		512,190
Interest	58,785		118,313		—		135,930
Investments purchased	—		2,796,832		—		5,578,330
Offering costs	825		—		1,201		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—		70,920,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	79,000,000		159,000,000		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		148,000,000		—
Accrued expenses:
Management fees	123,631		227,520		221,017		108,696
Trustees fees	2,458		34,706		10,757		2,225
Other	178,609		146,330		142,717		81,548
Total liabilities	82,867,092		170,258,209		149,631,824		81,298,919
Net assets applicable to common shares	$173,648,143		$329,231,886		$315,141,734		$157,644,192
Common shares outstanding	11,563,886		20,833,387		18,521,955		10,027,210
Net asset value (“NAV”) per common share outstanding	$15.02		$15.80		$17.01		$15.72
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,639		$208,334		$185,220		$100,272
Paid-in surplus	157,663,450		295,604,465		281,391,428		141,884,337
Undistributed (Over-distribution of) net investment income	1,493,133		731,592		495,988		80,176
Accumulated net realized gain (loss)	(6,938,753)		(1,598,336)		(3,568,673)		(2,120,591)
Net unrealized appreciation (depreciation)	21,314,674		34,285,831		36,637,771		17,699,998
Net assets applicable to common shares	$173,648,143		$329,231,886		$315,141,734		$157,644,192
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
	Operations	Year Ended February 28, 2015

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Investment Income	$11,759,596		$21,658,007		$20,710,630		$9,841,415
Expenses
Management fees	1,588,427		2,926,019		2,875,579		1,396,308
Interest expense and amortization of offering costs	848,894		1,698,227		227,579		1,938,512
Liquidity fees	—		—		1,375,484		—
Remarketing fees	—		—		150,055		—
Custodian fees	46,990		83,828		80,565		44,709
Trustees fees	7,773		14,847		14,087		7,069
Professional fees	46,553		91,708		63,885		31,622
Shareholder reporting expenses	12,302		35,787		25,811		21,023
Shareholder servicing agent fees	15,377		35,370		16,485		23,392
Stock exchange listing fees	8,863		12,654		8,873		24,412
Investor relations expenses	28,523		55,120		51,135		26,976
Other	40,895		112,890		101,972		77,696
Total expenses	2,644,597		5,066,450		4,991,510		3,591,719
Net investment income (loss)	9,114,999		16,591,557		15,719,120		6,249,696
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,618)		2,427,886		1,769,803		12,259
Swaps	—		(110,570)		(102,819)		(50,337)
Change in net unrealized appreciation (depreciation) of:
Investments	10,106,125		15,834,489		18,054,694		9,536,154
Swaps	—		187,352		197,460		94,558
Net realized and unrealized gain (loss)	10,083,507		18,339,157		19,919,138		9,592,634
Net increase (decrease) in net assets applicable to common shares from operations	$19,198,506		$34,930,714		$35,638,258		$15,842,330

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Changes in Net Assets

	Arizona Premium Income (NAZ)		Michigan Quality Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Operations
Net investment income (loss)	$9,114,999	$7,523,999	$16,591,557	$16,610,547
Net realized gain (loss) from:
Investments	(22,618)	(3,227,541)	2,427,886	(820,048)
Swaps	—	—	(110,570)	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,106,125	(10,251,936)	15,834,489	(25,818,635)
Swaps	—	—	187,352	—
Net increase (decrease) in net assets applicable to common shares from operations	19,198,506	(5,955,478)	34,930,714	(10,028,136)
Distributions to Common Shareholders
From net investment income	(9,185,193)	(8,031,653)	(17,879,214)	(18,540,700)
Decrease in net assets applicable to common shares from distributions to common shareholders	(9,185,193)	(8,031,653)	(17,879,214)	(18,540,700)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	108,375,032	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	10,916	—	—
Cost of shares repurchased and retired	—	—	—	(307,413)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	108,385,948	—	(307,413)
Net increase (decrease) in net assets applicable to common shares	10,013,313	94,398,817	17,051,500	(28,876,249)
Net assets applicable to common shares at the beginning of period	163,634,830	69,236,013	312,180,386	341,056,635
Net assets applicable to common shares at the end of period	$173,648,143	$163,634,830	$329,231,886	$312,180,386
Undistributed (Over-distribution of) net investment income at the end of period	$1,493,133	$1,622,957	$731,592	$2,107,628

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Changes in Net Assets (continued)

	Ohio Quality Income (NUO)		Texas Quality Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Operations
Net investment income (loss)	$15,719,120	$15,293,800	$6,249,696	$6,615,658
Net realized gain (loss) from:
Investments	1,769,803	(1,711,699)	12,259	341,993
Swaps	(102,819)	—	(50,337)	—
Change in net unrealized appreciation (depreciation) of:
Investments	18,054,694	(25,667,636)	9,536,154	(10,506,722)
Swaps	197,460	—	94,558	—
Net increase (decrease) in net assets applicable to common shares from operations	35,638,258	(12,085,535)	15,842,330	(3,549,071)
Distributions to Common Shareholders
From net investment income	(17,164,296)	(16,998,251)	(6,778,394)	(6,982,757)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,164,296)	(16,998,251)	(6,778,394)	(6,982,757)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	152,721,496	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	156,238
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	131,761	—	35,861
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	152,853,257	—	192,099
Net increase (decrease) in net assets applicable to common shares	18,473,962	123,769,471	9,063,936	(10,339,729)
Net assets applicable to common shares at the beginning of period	296,667,772	172,898,301	148,580,256	158,919,985
Net assets applicable to common shares at the end of period	$315,141,734	$296,667,772	$157,644,192	$148,580,256
Undistributed (Over-distribution of) net investment income at the end of period	$495,988	$2,297,481	$80,176	$429,631

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
	Cash Flows	Year Ended February 28, 2015

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ )	(NUM )	(NUO )	(NTX )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$19,198,506	$34,930,714	$35,638,258	$15,842,330
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(34,487,478)	(74,406,401)	(68,770,258)	(27,827,073)
Proceeds from sales and maturities of investments	32,977,140	81,820,058	77,713,306	32,571,648
Proceeds from (Payments for) swap contracts, net	—	(110,570)	(102,819)	(50,337)
Investment transaction adjustments, net	(3,999)	—	259	—
Taxes paid on undistributed capital gains	(5,355)	(32)	(612)	(360)
Amortization (Accretion) of premiums and discounts, net	824,163	939,159	977,634	207,720
Amortization of deferred offering costs	33,697	(10,007)	9,848	296,092
(Increase) Decrease in:
Credit default swap premiums paid	—	(904,298)	(884,666)	(419,803)
Receivable for interest	5,361	262,727	315,352	152,445
Receivable for investments sold	387,273	—	—	(3,269,313)
Other assets	(179)	(1,212)	(4,406)	(47)
Increase (Decrease) in:
Payable for interest	(866)	(1,743)	—	—
Payable for investments purchased	—	2,796,832	(1,969,726)	2,445,855
Accrued management fees	4,893	8,684	8,903	4,479
Accrued Trustees fees	(196)	(1,406)	3,985	(159)
Accrued other expenses	(85,631)	(1,943)	(31,313)	(9,529)
Net realized (gain) loss from:
Investments	22,618	(2,427,886)	(1,769,803)	(12,259)
Swaps	—	110,570	102,819	50,337
Change in net unrealized appreciation (depreciation) of:
Investments	(10,106,125)	(15,834,489)	(18,054,694)	(9,536,154)
Swaps	—	(187,352)	(197,460)	(94,558)
Net cash provided by (used in) operating activities	8,763,822	26,981,405	22,984,607	10,351,314
Cash Flows from Financing Activities:
Increase (Decrease) in:
Floating rate obligations	—	—	(8,625,000)	—
Payable for offering costs	(107,596)	(109,421)	(65,902)	—
Cash distributions paid to common shareholders	(9,174,340)	(17,997,036)	(17,264,943)	(6,795,757)
Net cash provided by (used in) financing activities	(9,281,936)	(18,106,457)	(25,955,845)	(6,795,757)
Net Increase (Decrease) in Cash	(518,114)	8,874,948	(2,971,238)	3,555,557
Cash at the beginning of period	1,818,339	1,618,219	5,847,932	429,177
Cash at the end of period	$1,300,225	$10,493,167	$2,876,694	$3,984,734

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
Supplemental Disclosures of Cash Flow Information	(NAZ )	(NUM )	(NUO )	(NTX )
Cash paid for interest (excluding amortization of offering costs)	$804,927	$1,641,081	$217,731	$1,642,420

See accompanying notes to financial statements.

Nuveen Investments	61

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders					Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015	$14.15	$0.79	$0.87	$—	$—		$1.66	$(0.79)	$—	$(0.79)	$—		$15.02	$14.37
2014	15.47	0.55	(1.10)	—	—		(0.55)	(0.77)	—	(0.77)	—		14.15	12.79
2013	14.82	0.75	0.67	—	—		1.42	(0.77)	—	(0.77)	—		15.47	15.70
2012	13.25	0.80	1.54	(0.01)	—		2.33	(0.76)	—	(0.76)	—		14.82	14.61
2011(f)	13.99	0.49	(0.77)	(0.02)	—		(0.30)	(0.44)	—	(0.44)	—		13.25	12.32
Year Ended 7/31:
2010	12.92	0.84	0.96	(0.03)	—		1.77	(0.70)	—	(0.70)	—		13.99	13.34

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015	14.98	0.80	0.88	—	—		1.68	(0.86)	—	(0.86)	—		15.80	13.85
2014	16.35	0.80	(1.28)	—	—		(0.48)	(0.89)	—	(0.89)	—	*	14.98	13.45
2013	15.95	0.74	0.55	—	—		1.29	(0.89)	—	(0.89)	—		16.35	15.62
2012	14.18	0.89	1.75	(0.01)	—		2.63	(0.86)	—	(0.86)	—	*	15.95	15.40
2011	14.79	0.94	(0.69)	(0.03)	—		0.22	(0.83)	—	(0.83)	—	*	14.18	12.75

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

62	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets(c)

	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net			Income		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	(Loss	)	Rate	(e)

12.01%	18.94%	$173,648	1.56%		5.37%		13%
(3.40)	(13.52)	163,635	2.47		4.93		14
9.77	13.02	69,236	1.80		4.94		10
18.08	25.48	66,268	1.52		5.73		7
(2.23)	(4.55)	59,256	1.19	**	6.11	**	5

13.94	14.47	62,549	1.21		6.13		8

11.45	9.48	329,232	1.57		5.14		15
(2.76)	(8.00)	312,180	1.95		5.32		15
8.27	7.30	341,057	1.84		5.09		12
19.11	28.44	184,270	1.56		5.97		14
1.39	4.69	163,876	1.18		6.37		6

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 –General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015	0.50%
2014	1.32
2013	0.57
2012	0.35
2011(f)	—
Year Ended 7/31:
2010	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015	0.53%
2014	0.84
2013	0.70
2012	0.46
2011	0.02

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders					Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Shelf Offering Costs		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015	$16.02	$0.85	$1.07	$—	$—		$1.92	$(0.93)	$—	$(0.93)	$—		$—		$17.01	$15.40
2014	17.64	0.76	(1.39)	—	—		(0.63)	(0.99)	—	(0.99)	—		—		16.02	14.75
2013	17.17	0.89	0.54	—	—		1.43	(0.96)	—	(0.96)	—		—		17.64	17.79
2012	15.44	0.99	1.68	(0.01)	—		2.66	(0.93)	—	(0.93)	—		—		17.17	16.88
2011	16.15	1.01	(0.79)	(0.03)	—		0.19	(0.90)	—	(0.90)	—		—		15.44	14.85

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015	14.82	0.62	0.96	—	—		1.58	(0.68)	—	(0.68)	—		—		15.72	14.35
2014	15.87	0.66	(1.01)	—	—		(0.35)	(0.70)	—	(0.70)	—	*	—	*	14.82	13.54
2013	15.46	0.68	0.47	—	—		1.15	(0.77)	—	(0.77)	(0.01)		0.04		15.87	16.00
2012	14.12	0.75	1.48	—	—		2.23	(0.86)	(.03)	(0.89)	—		—		15.46	16.31
2011(f)	15.01	0.48	(0.85)	(0.01)	—		(0.38)	(0.50)	(.01)	(0.51)	—		—		14.12	15.19
Year Ended 7/31:
2010	13.84	0.94	1.08	(0.03)	—	*	1.99	(0.81)	(.01)	(0.82)	—		—		15.01	16.92

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

64	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

12.23%	10.79%	$315,142	1.62%		5.10%		15%
(3.38)	(11.39)	296,668	2.15		5.45		13
8.53	11.27	172,898	1.76		5.14		13
17.73	20.55	167,709	1.50		6.10		10
1.09	0.91	150,555	1.14		6.32		14

10.81	11.07	157,644	2.33		4.05		12
(2.11)	(11.03)	148,580	2.49		4.46		13
7.80	2.97	158,920	2.38		4.33		12
16.23	13.81	148,222	2.48		5.10		9
(2.61)	(7.15)	134,850	1.92	**	5.69	**	10

14.71	20.92	143,080	1.19		6.42		6

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015	0.57%
2014	1.05
2013	0.61
2012	0.40
2011	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015	1.26%
2014	1.31
2013	1.27
2012	1.37
2011(f)	0.80 **
Year Ended 7/31:
2010	0.02

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2015	$—	$—	$—	$—	$79,000	$319,808	$—
2014	—	—	—	—	79,000	307,133	—
2013	—	—	—	—	28,000	347,271	—
2012	—	—	—	—	28,000	336,672	—
2011(b)	27,875	78,144	—	—	—	—	—
Year Ended 7/31:
2010	27,875	81,097	—	—	—	—	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2015	—	—	—	—	159,000	307,064	—
2014	—	—	—	—	159,000	296,340	—
2013	—	—	16,313	31.57	141,800	315,704	3.16
2012	—	—	—	—	87,900	309,636	—
2011	87,325	71,915	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	2014		2013
Arizona Premium Income (NAZ)
Series 2015 (NAZ PRC)
Ending Market Value per Share	$—	$—		$—
Average Market Value per Share	—	10.02	△	—
Series 2016 (NAZ PRD)
Ending Market Value per Share	—	—		—
Average Market Value per Share	—	10.11	△	—

Michigan Quality Income (NUM)
Series 2015 (NUM PRC)
Ending Market Value per Share	—	—		10.08
Average Market Value per Share	—	10.02	△△△	10.06	△△

(b)	For the seven months ended February 28, 2011.
△	For the period April 8, 2013 (effective date of the reorganizations) through December 20, 2013.
△△	For the period January 7, 2013 (effective date of the reorganizations) through February 28, 2013.
△△△	For the period March 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

66	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2015	$—	$—	$—	$—	$—	$—	$148,000	$312,934
2014	—	—	—	—	—	—	148,000	300,451
2013	—	—	—	—	73,500	335,236	—	—
2012	—	—	—	—	73,500	328,176	—	—
2011	73,000	76,560	—	—	—	—	—	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2015	—	—	70,920	32.23	—	—	—	—
2014	—	—	70,920	30.95	—	—	—	—
2013	—	—	70,920	32.41	—	—	—	—
2012	—	—	70,920	30.90	—	—	—	—
2011(b)	—	—	70,920	29.01	—	—	—	—
Year Ended 7/31:
2010	65,050	79,988	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	2014		2013	2012	2011
Ohio Quality Income (NUO)
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—	$—		$—	$—	$—
Average Market Value per Share	—	10.01	Ω	—	—	—
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—	—		—	—	—
Average Market Value per Share	—	10.03	Ω	—	—	—
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—	—		—	—	—
Average Market Value per Share	—	10.06	Ω	—	—	—

Texas Quality Income (NTX)
Series 2015 (NTX PRCCL)
Ending Market Value per Share	10.02	10.03		10.04	10.05	9.85
Average Market Value per Share	10.04	10.04		10.06	9.97	9.86	ΩΩ

(b)	For the seven months ended February 28, 2011.
Ω	For the period April 8, 2013 (effective date of the reorganization) through October 7, 2013.
ΩΩ	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Arizona Premium Income Municipal Fund (NAZ) (“Arizona Premium Income (NAZ)”)
• Nuveen Michigan Quality Income Municipal Fund (NUM) (“Michigan Quality Income (NUM)”)
• Nuveen Ohio Quality Income Municipal Fund (NUO) (“Ohio Quality Income (NUO)”)
• Nuveen Texas Quality Income Municipal Fund (NTX) (“Texas Quality Income (NTX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). Texas Quality Income (NTX) was organized as a Massachusetts business trust on July 26, 1991.

The end of the reporting period for the Funds is February 28, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$662,239		$—		$5,578,330

68	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

MuniFund Term Preferred Shares
Texas Quality Income (NTX) has issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one Series and trade on the NYSE.

As of the end of the reporting period, details of Texas Quality Income’s (NTX) MTP Shares outstanding were as follows:

				Shares
				Outstanding
		NYSE	Shares	at $10 Per Share	Annual
Fund	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Texas Quality Income (NTX)	2015	NTX PRCCL	7,092,000	$70,920,000	2.30%

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares are as follows:

		NYSE	Term	Optional	Premium
Fund	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
Texas Quality Income (NTX)	2015	NTX PRCCL	December 1, 2015	December 1, 2011	November 30, 2012

The average liquidation value for all series of MTP Shares outstanding for the Fund during the current fiscal period, was as follows:

	Texas
	Quality
	Income
	(NTX	)
Average liquidation value of MTP Shares outstanding	$70,920,000

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	69

Notes to Financial Statements (continued)

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Arizona Premium Income (NAZ)	2016	790	$79,000,000
Michigan Quality Income (NUM)	2016	1,590	$159,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Arizona Premium Income (NAZ)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Michigan Quality Income (NUM)	2016	December 30, 2016	January 1, 2015	December 31, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period, were as follows:

	Arizona		Michigan
	Premium		Quality
	Income		Income
	(NAZ	)	(NUM	)
Average liquidation value of VMTP Shares outstanding	$79,000,000		$159,000,000
Annualized dividend rate	1.00%		1.00%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
Ohio Quality Income (NUO) has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

70	Nuveen Investments

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Ohio Quality Income (NUO)	1	1,480	$148,000,000	September 1, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Ohio
	Quality
	Income
	(NUO	)
Average liquidation value of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	0.14%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
During prior reporting periods Texas Quality Income (NTX) filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through an ongoing equity shelf program (“Shelf Offering”, which became effective with the SEC during prior fiscal periods.).

Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	Texas Quality
	Income (NTX)
	Year	Year
	Ended	Ended
	2/28/15	2/28/14
Common shares authorized	950,000	950,000
Common shares issued	—	10,120
Offering proceeds, net of offering costs	$—	$156,238

Nuveen Investments	71

Notes to Financial Statements (continued)

As of June 30, 2014, the Fund’s shelf offering registration statement is no longer effective. Therefore, the Fund may not issue additional common shares under their equity shelf program until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Fund in connection with its Shelf Offering are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price;

72	Nuveen Investments

securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$252,613,261	$—	$252,613,261

Michigan Quality Income (NUM)
Long-Term Investments*:
Municipal Bonds	$—	$481,664,022	$—	$481,664,022
Investments in Derivatives:
Credit Default Swaps**	—	187,352	—	187,352
Total	$—	$481,851,374	$—	$481,851,374

Ohio Quality Income (NUO)
Long-Term Investments*:
Municipal Bonds	$—	$455,253,839	$—	$455,253,839
Investments in Derivatives:
Credit Default Swaps**	—	197,460	—	197,460
Total	$—	$455,451,299	$—	$455,451,299

Texas Quality Income (NTX)
Long-Term Investments*:
Municipal Bonds	$—	$227,225,220	$—	$227,225,220
Investments in Derivatives:
Credit Default Swaps**	—	94,558	—	94,558
Total	$—	$227,319,778	$—	$227,319,778

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments	73

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Self-Deposited Inverse Floaters	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Average floating rate obligations outstanding	$2,755,000		$6,625,000		$2,126,712		$3,960,000
Average annual interest rate and fees	0.54%		0.77%		0.57%		0.28%

74	Nuveen Investments

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Floating Rate Obligations Outstanding	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Floating rate obligations: self-deposited Inverse Floaters	$2,755,000		$6,625,000		$—		$3,960,000
Floating rate obligations: externally-deposited Inverse Floaters	14,215,000		8,430,000		23,155,000		—
Total	$16,970,000		$15,055,000		$23,155,000		$3,960,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
Floating Rate Obligations – Externally-Deposited Recourse Trusts	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Maximum exposure to Recourse Trusts	$7,500,000		$8,430,000		$4,480,000		$—

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, a Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced

Nuveen Investments	75

Notes to Financial Statements (continued)

obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Michigan Quality Income (NUM), Ohio Quality Income (NUO) and Texas Quality Income (NTX) invested in credit default swaps to manage credit risk by purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Michigan		Ohio		Texas
	Quality		Quality		Quality
	Income		Income		Income
	(NUM	)	(NUO	)	(NTX	)
Average notional amount of credit default swap contracts outstanding*	$1,580,000		$1,540,000		$732,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Michigan Quality Income (NUM)
Credit	Swaps	Unrealized appreciation on credit default swaps**	$187,352	—	$—
Ohio Quality Income (NUO)
Credit	Swaps	Unrealized appreciation on credit default swaps**	$197,460	—	$—
Texas Quality Income (NTX)
Credit	Swaps	Unrealized appreciation on credit default swaps**	$94,558	—	$—

**
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

76	Nuveen Investments

The following tables present the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of end of the reporting period.

		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation		Collateral
		Appreciation on		(Depreciation on	)	Statement of	(Depreciation on	)	Pledged
		Credit Default		Credit Default		Assets and	Credit Default		to (from )	Net
Fund	Counterparty	Swaps	***	Swaps	***	Liabilities	Swaps		Counterparty	Exposure
Michigan Quality
Income (NUM)	Goldman Sachs	$187,352		$—		$—	$187,352		$(187,352)	$—
Ohio Quality
Income (NUO)	Goldman Sachs	$197,460		$—		$—	$197,460		$(197,460)	$—
Texas Quality
Income (NTX)	Citibank N.A.	$94,558		$—		$—	$94,558		$(94,558)	$—

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss from )	Appreciation (Depreciation of	)
Fund	Risk Exposure	Instrument	Swaps	Swaps
Michigan Quality Income (NUM)	Credit	Swaps	$(110,570)	$187,352
Ohio Quality Income (NUO)	Credit	Swaps	$(102,819)	$197,460
Texas Quality Income (NTX)	Credit	Swaps	$(50,337)	$94,558

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	77

Notes to Financial Statements (continued)

4. Fund Shares

Common Shares
Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Arizona Premium		Michigan Quality
	Income (NAZ)		Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Common shares:
Issued in the reorganizations	—	7,087,734	—	—
Issued to shareholders due to reinvestment of distributions	—	704	—	—
Repurchased and retired	—	—	—	(24,300)
Total	—	7,088,438	—	(24,300)
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$12.63
Discount per share repurchased and retired	—	—	—	12.91%

	Ohio Quality		Texas Quality
	Income (NUO)		Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/15	2/28/14	2/28/15	2/28/14
Common shares:
Issued in the reorganizations	—	8,710,950	—	—
Sold through shelf offering	—	N/A	—	10,120
Issued to shareholders due to reinvestment of distributions	—	7,507	—	2,256
Total	—	8,718,457	—	12,376
Weighted average common share:
Premium to NAV per shelf offering share sold	N/A	N/A	—%	1.35%

N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Arizona Premium Income (NAZ)
MTP Shares issued in connection with the reorganizations:
	2015	NAZ PRC	2,982,500	$29,825,000
	2016	NAZ PRD	2,084,600	20,846,000
MTP Shares redeemed:
	2015	NAZ PRC	(2,982,500)	(29,825,000)
	2016	NAZ PRD	(2,084,600)	(20,846,000)
Net increase (decrease)			—	$—

78	Nuveen Investments

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Michigan Quality Income (NUM)
MTP Shares issued in connection with the reorganization	2015	NUM PRC	1,631,300	$16,313,000
MTP Shares redeemed	2015	NUM PRC	(1,631,300)	$(16,313,000)
Net increase (decrease)			—	$—

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Ohio Quality Income (NUO)
MTP Shares issued in connection with the reorganizations:
	2014	NUO PRACL	4,271,415	$42,714,150
	2015	NUO PRCCL	1,945,000	19,450,000
	2016	NUO PRDCL	1,165,340	11,653,400
MTP Shares redeemed:
	2014	NUO PRACL	(4,271,415)	(42,714,150)
	2015	NUO PRCCL	(1,945,000)	(19,450,000)
	2016	NUO PRDCL	(1,165,340)	(11,653,400)
Net increase (decrease)			—	$—

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Arizona Premium Income (NAZ)
VMTP Shares issued	2016	790	$79,000,000
VMTP Shares redeemed	2014	(280)	(28,000,000)
Net increase (decrease)		510	$51,000,000

Michigan Quality Income (NUM)
VMTP Shares issued	2016	1,590	$159,000,000
VMTP Shares exchanged	2014	(879)	(87,900,000)
VMTP Shares issued in connection with the reorganization	2014-1	539	$53,900,000
VMTP Shares redeemed	2014-1	(539)	(53,900,000)
Net increase (decrease)		711	$71,100,000

Ohio Quality Income (NUO)
VMTP Shares redeemed	2014	(735)	$(73,500,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Ohio Quality Income (NUO)
VRDP Shares issued	1	1,480	$148,000,000

Nuveen Investments	79

Notes to Financial Statements (continued)

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Purchases	$34,487,478		$74,406,401		$68,770,258		$27,827,073
Sales and maturities	32,977,140		81,820,058		77,713,306		32,571,648

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Cost of investments	$230,132,307		$441,022,900		$419,102,266		$206,369,839
Gross unrealized:
Appreciation	$21,936,698		$34,999,266		$38,486,741		$20,498,758
Depreciation	(2,210,745)		(983,160)		(2,335,168)		(3,603,383)
Net unrealized appreciation (depreciation) of investments	$19,725,953		$34,016,106		$36,151,573		$16,895,375

Permanent differences, primarily due to expiration of capital loss carryforwards, treatment of notional principal contracts, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2015, the Funds’ tax year end, as follows:

	Arizona	Michigan	Ohio		Texas
	Premium	Quality	Quality		Quality
	Income	Income	Income		Income
	(NAZ )	(NUM )	(NUO	)	(NTX	)
Paid-in surplus	$(309,943)	$(37,134)	$245,591		$(294,053)
Undistributed (Over-distribution of) net investment income	(59,630)	(88,379)	(356,317)		179,243
Accumulated net realized gain (loss)	369,573	125,513	110,726		114,810

80	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2015, the Funds’ tax year end, were as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Undistributed net tax-exempt income 1	$1,788,043		$1,808,860		$1,019,965		$484,128
Undistributed net ordinary income 2	—		958		29,139		—
Undistributed net long-term capital gains	—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 2, 2015, paid on March 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2015 and February 28, 2014 was designated for purposes of the dividends paid deduction as follows:

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
2015	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income3	$9,960,313		$19,600,465		$17,430,996		$8,434,464
Distributions from net ordinary income2	3,316		4,167		50,009		10,213
Distributions from net long-term capital gains	—		—		—		—

	Arizona		Michigan		Ohio		Texas
	Premium		Quality		Quality		Quality
	Income		Income		Income		Income
2014	(NAZ	)	(NUM	)	(NUO	)	(NTX	)
Distributions from net tax-exempt income	$8,799,830		$20,509,116		$17,769,971		$8,638,012
Distributions from net ordinary income2	23,128		27,103		94,586		4,011
Distributions from net long-term capital gains	—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designated these amounts paid during the fiscal year ended February 28, 2015, as Exempt Interest Dividends.

As of February 28, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona		Michigan	Ohio	Texas
	Premium		Quality	Quality	Quality
	Income		Income	Income	Income
	(NAZ	)	(NUM4)	(NUO4)	(NTX	)
Expiration:
February 29, 2016	615,885		—	—	—
February 28, 2017	828,959		620,251	173,469	—
February 28, 2018	43,720		487,225	857,567	—
February 28, 2019	—		—	1,468,286	—
Not subject to expiration	3,328,594		—	—	1,149,603
Total	$4,817,158		$1,107,476	$2,499,322	$1,149,603

4	A portion of Michigan Quality Income’s (NUM) and Ohio Quality Income’s (NUO) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2015, the following Funds utilized capital loss carryforwards as follows:

	Michigan		Ohio		Texas
	Quality		Quality		Quality
	Income		Income		Income
	(NUM	)	(NUO	)	(NTX	)
Utilized capital loss carryforwards	$1,803,496		$2,684,222		$76,734

As of February 28, 2015, the Funds’ tax year end, $363,937 of Arizona Premium Income’s capital loss carryforward expired.

Nuveen Investments	81

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Refinancing of MTP and iMTP Shares
Subsequent to the close of the reporting period, Texas Quality Income (NTX) redeemed its MTP Shares at their $10.00 liquidation value per share, plus dividend amounts owed, with the proceeds from $72,000,000 of newly issued 2018 Institutional MuniFund Term Preferred (“iMTP”) Shares. On April 10, 2015, Series 2018 iMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and Texas Quality Income’s (NTX) MTP Shares were redeemed on April 20, 2015.

82	Nuveen Investments

Additional Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	83

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

84	Nuveen Investments

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	85

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

86	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					195

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
					195

Nuveen Investments	87

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					195

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner , and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					195

88	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007- 2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					196

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Nuveen Investments	89

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.
					196

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC.	196

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					196

90	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-0215D 7183-INV-Y-04/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Quality Income Municipal Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2015	$25,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2014	$27,750	$6,500	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2015	$ 0	$ 0	$ 0	$ 0
February 28, 2014	$ 673	$ 0	$ 0	$ 673

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLCis the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Ohio Quality Income Municipal Fund, formerly known as Nuveen Ohio Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	17	$5.22 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	12	$211 million
*	Assets are as of February 28, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2015 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Ohio Quality Income Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Ohio Quality Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 6, 2015